Second Quarter 2016 Financial Review July 26, 2016

2 Forward-Looking Statements and Use of Non-GAAP Financial Measures Statements in this presentation that are based on other than historical data or that express the Company’s expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts or intentions regarding future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this presentation. Factors that could cause actual results to differ materially from those expressed in the forward- looking statements include the actual amount and duration of declines in the price of oil and gas, our ability to meet our efficiency and noninterest expense goals, as well as other factors discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments. This document contains several references to non-GAAP measures, including pre-provision net revenue and the “efficiency ratio,” which are common industry terms used by investors and financial services analysts. Certain of these non-GAAP measures are key inputs into Zions’ management compensation and are used in Zions’ strategic goals that have been and may continue to be articulated to investors. Therefore, the use of such non-GAAP measures are believed by management to be of substantial interest to the consumers of these financial disclosures and are used prominently throughout the disclosures. A full reconciliation of the difference between such measures and GAAP financials is provided within the document, and users of this document are encouraged to carefully review this reconciliation.

 Increasing EPS: Diluted earnings per share increased substantially from the year-ago period • EPS increased to $0.44 in 2Q16 from $(0.01) • Adjusting for items used to calculate our efficiency ratio, including the effect of securities gains and losses (1) and preferred stock redemption expense, EPS increased to $0.48 from $0.41, or 17.2%  Increasing pre-provision net revenue (1): 32% growth over year-ago period • A 7.3% year-over-year increase in adjusted revenue (1) • A 2.6% year-over-year decrease in adjusted noninterest expense (1)  Achieving positive operating leverage: five consecutive quarters of positive operating leverage (1)  Tracking on the efficiency initiative: • Adjusted noninterest expense declined from the prior quarter, on track to remain below $1.58 billion in 2016 • Efficiency ratio improved by 399 basis points from 1Q16 to 64.5%; YTD, the ratio is 66.5% and is tracking to be below 66% for the full year  Increasing loans: Strong loan growth of 2.6% (vs. 1Q16)  Maintaining overall healthy credit quality: Credit quality remains stable; oil & gas loan challenges remain but strong allowance for credit losses in place 3 Chairman’s Message Second Quarter 2016 Highlights: (1) Adjusted for items such as severance, provision for unfunded lending commitments, and debt extinguishment costs. See GAAP to non-GAAP reconciliation tables on slides 27-28.

Pre-Provision Net Revenue Pre-Provision Net Revenue (1) 4 Steady improvement driven by disciplined expense and balance sheet management (1) Adjusted for items such as severance, provision for unfunded lending commitments, and debt extinguishment costs. See GAAP to non-GAAP reconciliation table on slide 27. ($mm) 160 171 174 182 211 $100 $125 $150 $175 $200 $225 2Q15 3Q15 4Q15 1Q16 2Q16  Pre-provision net revenue has strengthened measurably over the past year, up 32%  Persistent improvement driven by intense focus on expense control, loan growth, and higher return on liquid assets  This positive trend is expected to continue in the near term

Total Loan and Deposit Growth Total Loans Total Deposits 5 Solid loan and deposit growth support targeted revenue and expense initiatives  Period-end loan growth continued to build upon 1Q16 momentum, up 2.6% on a linked quarter basis  Period-end deposits experienced modest growth ($mm) $36,000 $37,750 $39,500 $41,250 $43,000 2Q15 3Q15 4Q15 1Q16 2Q16 35% 40% 45% 50% $44,000 $46,000 $48,000 $50,000 $52,000 2Q15 3Q15 4Q15 1Q16 2Q16 Total Deposits (left) Non-Interest Bearing Deposits as a % of Total (right) ($mm)

C&I (ex-O&G) Owner Occupied (ex-NRE) C&D Term CRE (ex- NRE) 1-4 Family National Real Estate O&G Home Equity Other -20% -10% 0% 10% 20% 30% Loan Growth by Type 6 Solid loan growth achieved in targeted growth categories Year-over-Year Loan Growth  Loan growth in Commercial and Industrial (C&I), Term Commercial Real Estate (CRE), Residential Mortgage (1-4 Family)  Declines in National Real Estate (NRE), Oil and Gas (O&G) and Owner Occupied Over the next four quarters, we expect:  Continued strong growth in C&I and Residential Mortgage  Moderate growth in Construction and Land Development (C&D) and mini-perm & stabilized income properties (term CRE)  Stability in O&G  Continued attrition in NRE Note: National Real Estate (NRE) is a division of Zions Bank (which is a division of ZB, N.A.) with a focus on small business loans with low LTV ratios, which generally are in line with SBA 504 program parameters. “Other” loans includes municipal and other consumer loan categories. Note: Bubble size indicates relative balance as of 2Q16.

Efficiency Ratio Efficiency Ratio (1) 7 Substantial improvement driven by expense control and revenue growth (1) Defined as noninterest expenses as a percentage of net revenue, adjusted for items such as severance, provision for unfunded lending commitments, and debt extinguishment costs. See GAAP to non-GAAP reconciliation table on slide 27.  The efficiency ratio improved to 64.5% (2Q16) from 71.1% in the year-ago period  Year-ago period included stock-based compensation expense. That annual compensation expense was incurred in 1Q16 for the 2016 fiscal year.  We remain committed to driving the efficiency ratio to:  Less than 66% for 2016  The low 60s for 2017  Solid progress on the efficiency ratio while investing substantially in enabling technology 71.1% 69.1% 69.6% 68.5% 64.5% 60% 65% 70% 75% 2Q15 3Q15 4Q15 1Q16 2Q16 2016 Target

Zions’ Announced Financial Targets 8 On June 1, 2015 Zions announced several financial targets, including: 2H15 FY16 FY17 Goal Actual Result Goal Result Goal Result Hold to below $1.58 (1) billion 100% Hold to below $1.58 (1) billion On Track Slightly above $1.58 (1) billion TBD ≤70% 69.3% <66% On Track Low 60s TBD 50% ~57% >80% On Track 100% TBD 100% 100% -- -- -- -- -- -- -- -- Lower by ~$20 million vs. 2014A Expected 2016 Adjusted Noninterest Expense Gross Cost Savings of $120 million Pay Off High Cost Subordinated Debt Preferred Equity Dividends Efficiency Ratio (1) Reduced by $20 million from original stated target of “less than $1.60 billion,” driven by an accounting adjustment made in 1Q16 which effectively re-categorized corporate card rewards program expense from a separate line item to now be netted against its associated revenue.

Credit Quality 9 Key Credit Quality Ratios Overall credit quality remains generally strong  Overall stable and healthy credit quality  Relative to March 31, 2016:  Classified loans increased to 3.8% of loans  NPAs decreased to 1.3% of loans  Annualized NCOs equaled 0.36% of average loans  Increase in classified loans attributable to Oil & Gas (O&G) portfolio  Non-O&G classified loans declined by 2.6%  Allowance for credit losses remains strong at 1.58% of total loans and leases  1.2x coverage of NPAs  4.4x coverage of annualized NCOs  Reaffirming full year 2016 net charge-off outlook of 30-35 basis points of average loans -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 2Q15 3Q15 4Q15 1Q16 2Q16 Classifieds / Loans Non-O&G Classifieds / Loans Nonperforming Assets / Loans Non-O&G Charge-offs / Loans Total Net Charge-offs / Loans Note: Net Charge-offs/Loans ratio is annualized for all periods shown. Oil and gas loans discussed in greater detail later in this presentation.

Financial Results 10 Solid and improving fundamental performance Three Months Ended (Dollar amounts in millions, except per share data) June 30, 2016 March 31, 2016 June 30, 2015 Earnings Results: Diluted Earnings Per Share 0.44 0.38 (0.01) Net Earnings (Loss) Applicable to Common Shareholders 91 79 (1) Net Interest Income 465 453 424 Noninterest Income 126 117 (5) Noninterest Expense 382 396 399 Pre-Provision Net Revenue (1) 211 182 160 Provision for Credit Losses 30 36 (2) Ratios: Return on Average Assets 0.77% 0.62% 0.10 % Return on Average Common Equity 5.30% 4.67% (0.07) % Tangible Return on Average Tangible Common Equity 6.31% 5.59% 0.03 % Net Interest Margin 3.39% 3.35% 3.18 % Yield on Loans 4.16% 4.14% 4.22 % Yield on Securities 2.13% 2.30% 2.35 % Average Cost of Deposits* 0.10% 0.10% 0.10 % Efficiency Ratio (1) 64.5% 68.5% 71.9 % Ratio of Nonperforming Assets to Loans, Leases and OREO 1.30% 1.33% 0.96 % Annualized Ratio of Net Loan and Lease Charge-offs to Average Loans 0.36% 0.35% 0.11 % Basel III Common Equity Tier 1 11.94% 12.13% 12.00% (1) Adjusted for items such as severance, provision for unfunded lending commitments, and debt extinguishment costs. See GAAP to non-GAAP reconciliation tables on slides 27-28. * Includes noninterest-bearing deposits.

 Net interest income growth continued its positive trajectory, increasing nearly 9.7% over the year-ago period  On a linked quarter basis, net interest income grew by $12mm over 1Q16  Net interest income is expected to continue to increase due to further deployment of cash into higher yielding, highly liquid assets Net Interest Income Net Interest Income 11 Moving meaningfully higher after a period of stability ($mm) 424 425 449 453 465 $400 $420 $440 $460 $480 2Q15 3Q15 4Q15 1Q16 2Q16 Modeled Annual Change in a +200 Interest Rate Environment Fast Slow Net Interest Income – 2Q16 (1) 9% 15% Net Interest Income – 1Q16 9% 16% 12-month simulated impact using a static-sized balance sheet and a parallel shift in the yield curve, and is based on statistical analysis relating pricing and deposit migration to benchmark rates (e.g. LIBOR, U.S. Treasuries). “Fast” refers to an assumption that deposit rates and volumes will adjust at a faster speed. “Slow” refers to an assumption that deposit rates and volumes will adjust at a more moderate speed. (1) Preliminary analysis, subject to refinement. Net Interest Income Sensitivity

Active Balance Sheet Management: Securities Portfolio Growth 12 Short to medium duration portfolio; limited duration extension risk Total Securities (end of period balances) ($mm) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2Q15 3Q15 4Q15 1Q16 2Q16 Other Securities Municipal Securities Small Business Administration Loan-Backed Securities Agency Securities Agency Guaranteed MBS Securities Added net $876 million of securities, on average, during 2Q16 Securities Portfolio Duration  Current: 2.7 years  200 bps increase from current interest rates: 2.8 years Note: During 2Q16, Zions modified its prepayment model for Small Business Administration securities, from a static prepayment model to a dynamic prepayment model, which reduced modeled duration in the +200 bps scenario.

Loans 76% Securities 17% Cash 7% Net Interest Income Drivers 13 Loan yield has been relatively stable; net interest margin higher in part due to mix shift Net Interest Margin (NIM) Earning Asset Mix  The 2Q16 NIM was 3.39%, up four basis points from the prior quarter  Mix shift: An increase in securities and loans and a decrease in cash as a percentage of earning assets was a driver of the linked-quarter NIM expansion 3.18% 3.11% 3.23% 3.35% 3.39% 0% 1% 2% 3% 4% 5% 2Q15 3Q15 4Q15 1Q16 2Q16 Loan Yield Securities Yield Interest Expense / Interest Earning Assets: Red Net Interest Margin Cash Yield: Gray Loans 75% Securities 9% Cash 15% CDOs 1% 1Q15 2Q16

 Customer-related fee income increased 5% from the year-ago period  Key components of fee income: Mortgage up 17%, Wealth management up 9%, Treasury management up 8%, and Bankcard up 6%  Loan sales and servicing income increased from the prior quarter, due in part to a valuation adjustment (1) 112 113 113 112 118 $(25) $- $25 $50 $75 $100 $125 $150 2Q15 3Q15 4Q15 1Q16 2Q16 Noninterest Income Customer-Related Noninterest Income 14 ($mm) Continued momentum largely a function of increased focus Note: Total fee income includes a $138mm loss on fixed income securities in 2Q15. (1) Loans held for sale increased in value as a result of declining interest rates at the end of June. Total Noninterest Income ($mm) (5) 126 119 117 126 $(25) $- $25 $50 $75 $100 $125 $150 2Q15 3Q15 4Q15 1Q16 2Q16

Noninterest Expense ($mm) 399 391 397 396 382 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 2Q15 3Q15 4Q15 1Q16 2Q16 Noninterest Expense 15 Expense controls have resulted in performance tracking modestly better than stated goal  Total NIE declined 4.3% versus the year-ago period; adjusted NIE declined 2.6% (1)  Year-to-date annualized adjusted noninterest expense tracking consistent with the stated FY16 target of less than $1.58 billion (1) Adjusted for items such as severance, provision for unfunded lending commitments, and debt extinguishment costs. See GAAP to non-GAAP reconciliation tables on slides 27-28.

 Capital plan for next four quarters  Increase the dividend payout to an annualized $0.32 from $0.24  Repurchase up to $180 million of common equity (~3% of shares outstanding)  Reduce preferred equity by up to $144 million  Expect improved return on tangible common equity due to improved profitability and less excess equity outstanding  Actively managing capital lower to better align with risk profile 16 Capital Actions: 2H16 – 1H17 Increased common dividend, common share repurchase and preferred equity redemption

$- $100 $200 $300 $400 $500 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Allowance for Credit Losses Upstream Services Other Oil & Gas (O&G) Portfolio Trends 17 Loan Balances by O&G Segment Classifieds by O&G Segment Steadily declining balances in O&G Services Nonaccruals by O&G Segment ($mm) $- $200 $400 $600 $800 $1,000 $1,200 $1,400 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Upstream Services Other ($mm) ($mm) $- $100 $200 $300 $400 $500 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Upstream Services Other

 O&G Loan Loss Expectation  O&G loan losses are expected to decline moderately in 2H16 (relative to 1H16) and may decline further in 2017 (1)  Most of the expected loss is likely to come from services loans  60% of classified O&G loans are from services loans  78% of O&G losses incurred since Sep 30, 2014 are from services loans  Healthy sponsor support has resulted in reduced loss levels  Improved borrower and sponsor sentiment in 2Q16  Heading into this cycle, Zions’ lack of second lien or mezzanine debt extended to the O&G industry is a significant source of protection against very high loss severity  Strong Reserve Against O&G Loans  Zions’ O&G allowance for credit losses more than 8% of O&G loan balances  Expect the reserve ratio on O&G loans to stabilize and then decline as losses are taken or favorable resolutions accelerate and reduce the need for the current reserve level 18 Oil and Gas Loss Outlook and Reserve O&G NCOs may be in the $125 million area in 2016; Strong reserve against O&G portfolio (1) Assuming oil and gas commodity prices remain relatively stable.

 Accelerate Positive Operating Leverage  Accelerate loan growth rates (from then prevailing low-single digit rate)  Invest cash into medium duration securities  Maintain mid-single digit growth rates in core fee income  Maintain noninterest expenses below $1.58 billion (1) in 2016, increasing slightly in 2017, made possible through simplification of:  Business processes  Legal organization  Compensation: tighter incentive compensation linked to achievement of well-articulated efficiency ratio targets  Implement Technology Strategies  Achieve substantial progress on core systems upgrade  Increase the Return on and of Capital  Improvements in operating leverage and loan growth lead to stronger returns on capital  Improvements to risk profile and risk management expected to lead to higher returns of capital  Execute on our Community Bank Model – doing business on a “Local” basis 19 2016-2016 Objectives: (1) Reduced by $20 million from original stated target of “less than $1.60 billion”, driven by an accounting adjustment made in 1Q16 which effectively re-categorized corporate card rewards program expense from a separate line item to now be netted against its associated revenue. Growth Through Simplification and Focus

Next 12-Month Outlook Summary (3Q16-2Q17, vs. 2Q16) 20 Outlook Comments Moderately Increasing • Expect stronger growth in residential mortgage (mostly medium duration ARMs) and general C&I, moderate growth in CRE, and continued attrition from National Real Estate Increasing • Expect continued increases in loans and securities, reduced cash balances and stable deposit pricing to result in increased net interest income Stable • On average, quarterly provisions to reflect moderating net charge-offs from O&G, as well as loan growth Slightly to Moderately Increasing • Target growth of mid-single digits for managed noninterest income (excludes securities gains, dividends, etc.) Moderately Increasing • Targeting NIE of less than $1.58 billion in FY16 and over the next four quarters • Includes the effect of higher FDIC assessment, expected in 3Q16 • Includes continued elevated spending on technology systems overhaul Stable • Expected to be in a range of approximately 34% to 35% for FY16 Declining • Expected to be $45 million for the next 12-month period, down from $54 million annualized for 2Q16 Loan Balances Net Interest Income Provisions Noninterest Income Noninterest Expense Tax Rate Preferred Dividends

 Oil & Gas (O&G) Portfolio Detail  Houston CRE Portfolio: Subtype, cash flow coverage, collateral coverage  High Oil & Gas (O&G) Employment Counties: Consumer credit scores  Loan Growth by Bank Brand and Loan Type  GAAP to Non-GAAP Reconciliation 21 Appendix

22 Note: Because many borrowers operate in multiple businesses, judgment has been applied in characterizing a borrower as O&G-related, including a particular segment of O&G-related activity, i.e. upstream or downstream. Typically 50%+ of revenues coming from the O&G sector is the hurdle rate for inclusion. Oil & Gas (O&G) Portfolio Detail (Amounts in millions) 2Q16 % of Total 1Q16 $ Change % Change 2Q15 Loans and Leases: Oil and gas related: Upstream – exploration and production $ 831 32% $ 859 ($ 28) (3)% $ 954 Midstream – marketing and transportation 658 26% 649 9 1% 589 Downstream – refining 131 5% 129 2 2% 131 Other non-services 45 2% 43 2 5% 75 Oilfield services 712 28% 734 (22) (3)% 879 Oil and gas service manufacturing 193 8% 229 (36) (16)% 255 Total loan and lease balances 2,570 100% 2,643 (73) (3)% 2,883 Unfunded lending commitments 1,823 2,021 (198) (10)% 2,385 Total credit exposure 4,393 4,664 (271) (6)% 5,268 Private equity investments 6 12 (6) (50)% 18 O&G Credit Quality Metrics: Criticized loan ratio 37.0% 37.5% 20.3% Classified loan ratio 31.5% 26.9% 11.3% Nonaccrual loan ratio 11.1% 10.8% 2.3% Current nonaccrual loan ratio 89.2% 90.6% 87.9% Net charge-off ratio, annualized 5.8% 5.4% - %

23 Note: Data as of June 30, 2016. Zions’ Commercial Real Estate Portfolio in Texas Houston is approximately 3/5th of total Texas exposure; Construction and Land Development loans in Houston have declined by more than 80% since prior credit cycle 19 31 14 0 39 111 $16 $19 $31 $41 $67 $93 $200 $0 $100 $200 $300 $400 $500 Industrial Hospitality Office Land Retail Other Multifamily Commercial Construction ($467 million outstanding) Houston (46%) TX-not Houston (54%) 17 116 $19 $33 $206 $0 $100 $200 $300 $400 $500 Other Land Single Family Housing Residential Construction ($258 million outstanding) Houston (59%) TX-not Houston (41%) 113 100 75 179 110 318 $146 $168 $197 $304 $354 $408 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Industrial Hospitality Other Office Retail Multifamily Commercial Term ($1,577 million outstanding) Houston (57%) TX-not Houston (43%)

24 The Derivative Effect: Commercial Real Estate Limited expected NPAs or losses on Zions’ commercial real estate portfolio in Houston Overview Statement:  Zions expects a moderate adverse migration of loan grades, but does not currently expect substantial loss due to strong collateral and cash flow support (subject to duration of downturn) 0% 10% 20% 30% 40% 50% 60% 70% Under 50 50-59 60-69 70-79 80-89 90-99 100+ Current Houston Term Loan-To-Values  Zions exercised caution with Texas CRE lending leading up to the decline in energy prices due primarily to concentration limits and CRE risk hurdles  At origination, Zions conservatively underwrote pro forma rental rates below then-prevailing market rents, maintaining Loan to Cost levels in the 60-70% range  Zions continues to monitor all Multifamily, Office and Hospitality loans in areas impacted by the Oil & Gas industry  Although additional deterioration in Houston CRE in anticipated, Zions expects that loan guarantors and equity partners will perform in accordance with loan agreements Conservative Underwriting

25 High O&G Employment Counties: Consumer Credit Scores Consumer credit score deterioration has not been substantial in high O&G counties Credit Score (FICO) Migration in High Oil & Gas Employment Counties Percentile HOGECs Others HOGECs Others HOGECs Others HOGECs Others HOGECs Others 5% 616 645 606 642 10 3 596 634 20 11 10% 654 679 648 679 6 0 644 676 10 3 50% 757 776 758 779 -1 -3 759 780 -2 -4 Data includes consumer loans with FICO scores refreshed during the quarter shown. FICO Migration 2016 Q2 2015 Q2 1-Year Difference 2014 Q2 2-Year Difference Takeaways:  Consumer loans from high O&G employment counties performing similarly to overall consumer portfolio. Nearly all of these consumer loans are with Amegy (96%) located in Texas, primarily Houston area.  81% of consumer loans in high-energy counties are Mortgage and HECL  Consumer FICO scores are stable in counties with high O&G employment, with some improvement in the 5th and 10th percentiles.

26 Loan Growth by Bank Brand and Loan Type Note: National Real Estate (NRE) is a division of Zions Bank with a focus on small business loans with low LTV ratios, which generally are in line with SBA 504 program parameters. “Other” loans includes municipal and other consumer loan categories. Linked Quarter Loan Growth (all values in $ millions) Zions Bank CB&T Amegy NBAZ NSB Vectra CBW ZBNA Other Total C&I (ex-Energy) 148 24 2 10 29 20 (3) -- 230 Owner Occupied (ex-NRE) 30 (30) (7) -- (4) 25 4 -- 18 C&D 9 129 (52) -- 2 29 3 -- 120 Term CRE (ex-NRE) (12) 141 107 128 40 (5) 34 -- 433 1-4 Family 25 -- 118 9 (5) 12 (1) 104 262 National Real Estate (81) -- -- -- -- -- -- -- (81) Energy (14) -- (60) 4 -- (3) -- -- (73) Home Equity 20 13 14 14 4 12 (3) -- 74 Other 13 40 10 12 7 19 (1) -- 100 Total 138 317 132 177 73 109 33 104 1,083

27 (1) In Q1 2016, to be consistent with industry practice, the Company reclassified its bankcard rewards expense from “Other noninterest expense” to “Other service charges, commissions and fees”, offsetting this expense against associated noninterest income. Prior period amounts have also been reclassified. GAAP to Non-GAAP Reconciliation (Amounts in thousands) 2Q16 1Q16 4Q15 3Q15 2Q15 Efficiency Ratio Noninterest expense (GAAP) (1) (a) $ 381,894 $ 395,573 $ 397,353 $ 391,280 $ 398,997 Adjustments: Severance costs 201 3,471 3,581 3,464 1,707 Other real estate expense (527) (1,329) (536) (40) (445) Provision for unfunded lending commitments (4,246) (5,812) (6,551) 1,428 (2,326) Debt extinguishment cost 106 247 135 — 2,395 Amortization of core deposit and other intangibles 1,979 2,014 2,273 2,298 2,318 Restructuring costs 47 996 777 1,630 679 Total adjustments (b) (2,440) (413) (321) 8,780 4,328 Adjusted noninterest expense (non-GAAP) (a) + (b) = (c) 384,334 395,986 397,674 382,500 394,669 Taxable-equivalent net interest income (GAAP) (d) 470,913 458,242 453,780 429,782 428,015 Noninterest income (1) (e) 125,717 116,761 118,641 125,944 (4,682) Combined income (d) + (e) = (f) 596,630 575,003 572,421 555,726 423,333 Adjustments: Fair value and nonhedge derivative income (loss) (1,910) (2,585) 688 (1,555) 1,844 Equity securities gains (losses), net 2,709 (550) 53 3,630 4,839 Fixed income securities gains (losses), net 25 28 (7) (53) (138,436) Total adjustments (g) 824 (3,107) 734 2,022 (131,753) Adjusted taxable-equivalent revenue (Non-GAAP) (f) - (g) = (h) 595,806 578,110 571,687 553,704 555,086 Adjusted pre-provision net revenue (PPNR) (h) - (c) $ 211,472 $ 182,124 $ 174,013 $ 171,204 $ 160,417 Efficiency Ratio (1) (c) / (h) 64.5% 68.5% 69.6% 69.1% 71.1%

28 Note: Please refer to the prior page for line items comprising the aggregate adjustments to noninterest expense (b) and revenue (g) that appear in this schedule. (1) Represents estimated diluted EPS, which includes the effect of restricted stock. GAAP to Non-GAAP Reconciliation (cont.) (Amounts in thousands, except per share data) 2Q16 1Q16 4Q15 3Q15 2Q15 Adjusted Net Earnings Applicable to Common (NEAC) Net earnings applicable to common (GAAP) (i) $ 90,647 $ 78,777 $ 88,197 $ 84,238 $ (1,100) Adjustments: Adjustments to noninterest expense (b) (2,440) (413) (321) 8,780 4,328 Adjustments to revenue (g) (824) 3,107 (734) (2,022) 131,753 Tax effect for adjustments (38%) 1,240 (1,024) 401 (2,568) (51,711) Total adjustments (j) (2,024) 1,670 (654) 4,190 84,370 Adjusted net earnings (i) + (j) = (k) 88,623 80,447 87,543 88,428 83,270 Less: Preferred stock redemption (l) (9,759) - - - - Adjusted NEAC (k) - (l) = (m) $ 98,382 $ 80,447 $ 87,543 $ 88,428 $ 83,270 Weighted average diluted common shares outstanding during the period (n) 204,536 204,096 204,277 204,155 202,888 Adjusted NEAC per share (1) (m) / (n) $ 0.48 $ 0.39 $ 0.43 $ 0.43 $ 0.41